Exhibit 10.1

                                                                  EXECUTION COPY

                               SECURITY AGREEMENT
                                  (SECOND LIEN)

            SECURITY AGREEMENT, dated November 8, 2006, made by Aerobic Creations, Inc., a Delaware corporation, to be known as Summit Global Logistics, Inc. ("Parent"), Maritime Logistics US Holdings Inc., a Delaware corporation ("MLI"), Summit Logistics International Inc, a New Jersey corporation ("Summit"), SeaMaster Logistics Inc., a Delaware corporation ("SeaMaster"), AmeRussia Shipping Company Inc., a Delaware corporation ("AmeRussia Shipping"), FMI International LLC, a Delaware limited liability company ("FMI International"), Fashion Marketing, Inc., a New Jersey corporation ("FM"), FMI International Corp. (West), a New Jersey corporation ("FMIW"), FMI International Corp., a New Jersey corporation ("FMII"), Freight Management LLC, a Delaware limited liability company ("FMLLC"), FMI Trucking, Inc., a New Jersey corporation ("Trucking"), FMI Express Corp., a New Jersey corporation ("Express"), Clare Freight, Los Angeles, Inc., a California corporation ("Clare"), TUG New York, Inc., a New York corporation ("TUG NY"), TUG USA, Inc., a New Jersey corporation, formerly known as Dolphin US Logistics Inc ("TUG USA"), AMR Investments Inc, a New Jersey corporation ("AMRI") and FMI Holdco I, LLC, a Delaware limited liability company ("FMI Holdco", and together with MLI, Summit, SeaMaster, AmeRussia Shipping, FM, FMI International, FMIW, FMII, FMLLC, Trucking, Express, Clare, TUG NY, TUG USA, AMRI and FMI Holdco, each individually, a "Guarantor" and collectively, "Guarantors" and, together with Parent, each a "Grantor" and collectively, the "Grantors"), in favor of LAW DEBENTURE TRUST COMPANY OF NEW YORK, a limited purpose trust company chartered by the New York State Banking Department, in its capacity as collateral agent for and on behalf of the Noteholders (as defined below) (in such capacity, the "Agent").

                              W I T N E S S E T H:

            WHEREAS, MLI and each party listed as a "Buyer" on the Schedule of Buyers attached thereto (collectively, the "Buyers") are parties to the Securities Purchase Agreement (Notes and Warrants), dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Securities Purchase Agreement"), pursuant to which MLI will cause Parent to authorize a new series of its senior secured convertible notes (as such Notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the "Notes"), which Notes shall be convertible into Parent's common stock in accordance with the terms thereof;

            WHEREAS, pursuant to a joinder agreement dated the date hereof, Parent shall become a party to the Securities Purchase Agreement;

            WHEREAS, each of the Guarantors has executed and delivered a Guaranty dated the date hereof (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof the "Guaranty") in favor of the Agent for the benefit of itself and the Noteholders, with respect to Parent's obligations under the Securities Purchase Agreement, the Notes and the Transaction Documents (as defined below); and

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            WHEREAS, it is a condition precedent to the Buyers purchasing the
Notes pursuant to the Securities Purchase Agreement that the Grantors shall have executed and delivered to the Agent this Agreement providing for the grant to the Agent for the benefit of the Noteholders of a perfected security interest in substantially all personal property of each Grantor to secure all of Parent's obligations under the Securities Purchase Agreement, the Notes and the "Transaction Documents" (as defined in the Securities Purchase Agreement) and the Guarantors' obligations under the Guaranty;

            WHEREAS, the Grantors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time by each Grantor often being provided through financing obtained by the other Grantors and the ability to obtain such financing being dependent on the successful operations of all of the Grantors as a whole; and

            WHEREAS, each Grantor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of, such Grantor;

            NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Buyers to purchase the Notes pursuant to the Securities Purchase Agreement, the Grantors hereby jointly and severally agree with the Agent, for itself and the benefit of the Noteholders, as follows:

      SECTION 1. DEFINITIONS.

            (a) Reference is hereby made to the Notes and the Securities Purchase Agreement for a statement of the terms thereof. All terms used in this Agreement and the recitals hereto which are defined in the Note or the Securities Purchase Agreement or in Article 9 of the Uniform Commercial Code (the "CODE") as in effect from time to time in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein (subject to Section 1(b) below).

            (b) The following terms shall have the respective meanings provided for in the Code (as in effect on the date hereof): "Accounts", "Cash Proceeds", "Chattel Paper", "Commercial Tort Claim", "Commodity Account", "Commodity Contracts", "Deposit Account", "Documents", "Equipment", "Fixtures", "General Intangibles", "Goods", "Instruments", "Inventory", "Investment Property", "Letter-of-Credit Rights", "Noncash Proceeds", "Payment Intangibles", "Proceeds", "Promissory Notes", "Record", "Securities Account", "Software", and "Supporting Obligations".

            (c) As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

                  "COPYRIGHT LICENSES" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright (including, without limitation, all Copyright Licenses set forth in Schedule II hereto).


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                  "COPYRIGHTS" means all domestic and foreign copyrights,
whether registered or unregistered, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by any Grantor (including, without limitation, all copyrights described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States of America or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

                  "INTELLECTUAL PROPERTY" means the Copyrights, Trademarks and Patents.

                  "LICENSES" means the Copyright Licenses, the Trademark Licenses and the Patent Licenses.

                  "NOTEHOLDERS" means, collectively, the Buyers and/or their permitted assigns of the Notes.

                  "PATENT LICENSES" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule II hereto).

                  "PATENTS" means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States of America or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

                  "REQUIRED NOTEHOLDERS" means holders holding more than fifty percent (50%) of the aggregate outstanding principal amount of the Notes.

                  "TRADEMARK LICENSES" means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses (including, without limitation, all Trademark Licenses described in Schedule II hereto).


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                  "TRADEMARKS" means all domestic and foreign trademarks,
service marks, collective marks, certification marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and other source or business identifiers described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of any Grantor relating to the distribution of products and services in connection with which any of such marks are used.

      SECTION 2. GRANT OF SECURITY INTEREST.

            (a) As collateral security for all of the Obligations (as defined in Section 3 hereof), each Grantor (other than Parent) hereby pledges and collaterally assigns to the Agent for the benefit of itself and the Noteholders, and grants to the Agent for the benefit of itself and the Noteholders, a continuing security interest in all personal property of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (the "COLLATERAL"), including, without limitation, the following:

                  (i) all Accounts;

                  (ii) all Chattel Paper (whether tangible or electronic);

                  (iii) the Commercial Tort Claims specified on Schedule VI hereto;

                  (iv) all Deposit Accounts, all cash, and all other property from time to time deposited therein and the monies and property in the possession or under the control of the Agent or any Noteholder or any affiliate, representative, agent or correspondent of the Agent or such Noteholder;

                  (v) all Documents;

                  (vi) all Equipment;

                  (vii) all Fixtures;

                  (viii) all General Intangibles (including, without limitation, all Payment Intangibles);

                  (ix) all Goods;

                  (x) all Instruments (including, without limitation, Promissory Notes);


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                  (xi) all Inventory;

                  (xii) all Investment Property;

                  (xiii) all Copyrights, Patents and Trademarks, and all Licenses;

                  (xiv) all Letter-of-Credit Rights;

                  (xv) all Supporting Obligations;

                  (xvi) all other tangible and intangible personal property of such Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Grantor described in the preceding clauses of this Section 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, desks, cards, Software, data and computer programs in the possession or under the control of such Grantor or any other Person from time to time acting for such Grantor that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 or are otherwise necessary or helpful in the collection or realization thereof; and

                  (xvii) all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case howsoever such Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

            (b) Notwithstanding anything to the contrary set forth in Section 2(a) above, the types or items of Collateral described in such Section shall not include (i) any rights or interests in any contract, lease, permit, license, charter or license agreement covering real or personal property, as such, if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the valid grant of a security interest or lien therein to the Agent is prohibited and such prohibition has not been or is not waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been or is not otherwise obtained or under applicable law such prohibition cannot be waived; PROVIDED, that, the foregoing exclusion shall in no way be construed (A) to apply if any such prohibition is unenforceable under Sections 9-406, 9-407 or 9-408 of the Code or other applicable law or (B) so as to limit, impair or otherwise affect the Agent's unconditional continuing security interests in and liens upon any rights or interests of a Grantor in or to monies due or to become due under any such contract, lease, permit, license, charter or license agreement (including any Receivables) or (ii) the funds held in escrow by Law Debenture Trust Company of New York, a , a limited purpose trust company, chartered by the New York State Banking Department ("Law Debenture Trust"), as escrow agent pursuant to the escrow agreement, dated as of May 4, 2006, among AMRI, Rick Shannon, an individual and Law Debenture Trust Company.


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

            (c) Notwithstanding anything to the contrary set forth in this Agreement, the Collateral for the Obligations of any Borrower shall not include the Capital Stock of any Subsidiary that is organized under the laws of a jurisdiction outside of the United States of America that is a "controlled foreign corporation" (as such term is defined in Section 957(a) of the Internal Revenue Code or a successor provision thereof) in excess of sixty-five (65%) percent of all of the issued and outstanding shares of Capital Stock of such foreign Subsidiary entitled to vote (within the meaning of Treasury Regulation
Section 1.956-2) to the extent that the grant of a security interest in the Capital Stock of such foreign Subsidiary in excess of sixty-six and two thirds (66 2/3%) percent of all of the issued and outstanding shares of Capital Stock of such foreign Subsidiary entitled to vote (within the meaning of Treasury Regulation Section 1.956-2) to secure the Obligations may result in any adverse tax consequence to any Grantor.

      SECTION 3. SECURITY FOR OBLIGATIONS. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "OBLIGATIONS"):

            (a) all present and future indebtedness, obligations, and liabilities of each Grantor to Agent and the Noteholders under the Notes, the Securities Purchase Agreement and any other Transaction Document, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in
Section 4(vii) or 4(viii) of the Notes. Without limiting the generality of the foregoing, the Obligations include the obligation of each Grantor to pay principal, interest, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by such Grantor under the Transaction Documents, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Notes or after the commencement of any case with respect to such Grantor under the United States Bankruptcy Code or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case); and

            (b) the due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of any of the Transaction Documents, including without limitation, with respect to any conversion or redemption rights of the Buyers under the Notes; and

            (c) the obligation of each Grantor to reimburse any amount in respect of any of the foregoing that Agent or any Noteholder (in its sole discretion) may elect to pay or advance on behalf of such Grantor. Each Grantor waives any rights it may have under the Code to demand the filing of termination statements by Agent with respect to the Collateral, and Agent shall not be required to deliver such termination statements to such Grantor, or to file them with any filing office, in each case, unless and until all of the Obligations are paid in full and the Transaction Documents are terminated.

      SECTION 4. REPRESENTATIONS AND WARRANTIES. Each Grantor jointly and severally represents and warrants as follows:


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            (a) Schedule I hereto sets forth (i) the exact legal name of each
Grantor and (ii) the organizational identification number of each Grantor or states that no such organizational identification number exists.

            (b) Each Grantor (i) is a corporation, limited liability company, trust or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization as set forth on Schedule I hereto, (ii) has all requisite power and authority to execute, deliver and perform this Agreement and each other Transaction Document to be executed and delivered by it pursuant hereto and to consummate the transactions contemplated hereby and thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary where the failure to be so qualified and in good standing has or could reasonably be expected to have a Material Adverse Effect.

            (c) The execution, delivery and performance by each Grantor of this Agreement (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement, its trust agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law compliance with which is material to the business of any Grantor or any Material Contract or any other contractual restriction binding on or otherwise affecting it or any of its properties where the contravention of such other contractual restriction has or could reasonably be expected to have a Material Adverse Effect, (iii) do not and will not result in or require the creation of any Lien upon or with respect to any of its properties other than pursuant to any Transaction Document and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it or its operations or any of its properties where such default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal has or could reasonably be expected to have a Material Adverse Effect.

            (d) This Agreement is a legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

            (e) There is no pending or, to the best of the knowledge of any Grantor, threatened action, suit, proceeding or claim affecting any Grantor or to which any of the properties of any Grantor is subject, before any Governmental Authority or any arbitrator, or any order, judgment or award by any Governmental Authority or arbitrator, that may adversely affect the grant by any Grantor, or the perfection, of the Lien purported to be created hereby in the Collateral, or the exercise by the Agent of any of its rights or remedies hereunder.

            (f) All taxes, assessments and other governmental charges imposed upon any Grantor or any property of such Grantor (including, without limitation, all federal income and social security taxes on employees' wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-


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payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP.

            (g) All Equipment, Fixtures, Goods and Inventory now existing are, and all Equipment, Fixtures, Goods and Inventory hereafter existing will be, located at the addresses specified therefor in Schedule III hereto, as such Schedule may be modified from time to time in accordance with Section 5(b) hereof except for, (i) Inventory in transit which is shipped from the manufacturer or vendor thereof to the location set forth or permitted in this clause (g), (ii) Equipment, to the extent necessary for any repair or maintenance thereof in the ordinary course of any Grantor's business, (iii) Equipment in transit from one location set forth or permitted in this clause (g) to another such location to the extent necessary to move such Equipment in the ordinary course of any Grantor's business, and (iv) motor vehicles used by or for the benefit of any Grantor in the ordinary course of business. Each Grantor's chief place of business and chief executive office, the place where such Grantor keeps its Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule III hereto as such Schedule may be modified from time to time in accordance with
Section 5(b) hereof. None of the Accounts is evidenced by Promissory Notes or other Instruments except for (A) Promissory Notes or other Instruments that have been delivered to Agent to hold as part of the Collateral and (B) Promissory Notes and other Instruments, each with an outstanding principal amount of less than $25,000, provided, that, (1) the aggregate outstanding principal amount of all such Promissory Notes and other Instruments which shall are not delivered to Agent shall not at any time exceed $250,000 and (2) at any time a Default or Event of Default shall exist or have occurred, all of such Promissory Notes and other Instruments shall be promptly delivered to Agent upon its request. Set forth in Schedule IV hereto is a complete and accurate list, as of the date of this Agreement, of each Deposit Account, Securities Account and Commodities Account of each Grantor, together with the name and address of each institution at which each such Account is maintained, the account number for each such Account and a description of the purpose of each such Account. Set forth in
Schedule II hereto is (C) a complete and correct list of each trade name used by each Grantor as of the date hereof and (D) the name of, and each trade name used by, each person from which such Grantor has acquired any substantial part of the Collateral.

            (h) As of the date hereof, each Grantor has not granted to any other Person, and has not been granted by any other Person, any material License with respect to any Intellectual Property other than as set forth in Schedule II. The Licenses set forth on Schedule II constitute all of the Licenses material to the business of Parent and each of its Subsidiaries existing on the date hereof.

            (i) Each Grantor has delivered to the Agent complete and correct copies of each License described in Schedule II hereto, including all schedules and exhibits thereto, which includes all of the Licenses material to such Grantor's business and existing on the date of this Agreement (other than such Licenses which under the terms thereof or applicable law with respect thereto, the valid grant of a security interest or lien therein to Agent is prohibited and such prohibition has not been or is not waived or the consent of the other party to such License has not been or is not otherwise obtained or under applicable law such prohibition cannot be waived). Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or


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understandings, written or oral, relating to the matters covered thereby or the rights of any Grantor or any of its affiliates in respect thereof. Each such License now existing which is material to any Grantor's business is the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms. To Grantors' knowledge, no default by any Grantor or any other party has occurred under any License nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party. Each Grantor is current in its payments under such Licenses, and no Grantor has failed to meet any minimum sales volumes, minimum royalty payments or other similar requirements necessary to maintain such Grantor's rights, or the exclusivity thereof, under any such License.

            (j) Each Grantor owns, or otherwise possesses adequate rights to use, all Intellectual Property, which includes the Trademarks, Patents and Copyrights necessary to conduct its business as conducted as of the date hereof or projected to be conducted from time to time. Schedule II hereto sets forth a true and complete list of all registered and applied-for Intellectual Property and Licenses owned or used by each Grantor as of the date hereof which is necessary to conduct such Grantor's business in substantially the same manner as conducted as of the date hereof or projected to be conducted from time to time. All such Intellectual Property is subsisting and in full force and effect, has not been adjudged invalid or unenforceable, is valid and enforceable and has not been abandoned in whole or in part. Except as set forth in Schedule II, no Grantor has any knowledge of any conflict with the rights of others to any Intellectual Property and, to the knowledge of each Grantor, no Grantor is now infringing or in conflict with any such rights of others, and to the knowledge of each Grantor, no other Person is now infringing or in conflict with any such properties, assets and rights owned or used by any Grantor. No Grantor has received any notice that it is violating or has violated the trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity or other intellectual property rights of any third party. The Grantors have timely made all filings and payments with the appropriate foreign and domestic Governmental Authorities required to maintain in subsistence all Intellectual Property that is issued, registered or applied-for in any jurisdiction, including without limitation office action responses, affidavits of use, affidavits of continuing use, renewals, requests for extension of time, maintenance fees, application fees and foreign convention priority filings, other than where the failure to make such filings or payments could not reasonably be expected to have an adverse effect on the rights of any Grantor as to any Intellectual Property being used in the business or that has a value of more than $250,000. The Licenses set forth in
Schedule II constitute all of the Licenses material to the business of Parent and each of its Subsidiaries existing on the date hereof (other than such Licenses which under the terms thereof or applicable law with respect thereto, the valid grant of a security interest or lien therein to the Agent is prohibited and such prohibition has not been or is not waived or the consent of the other party to such License has not been or is not otherwise obtained or under applicable law such prohibition cannot be waived) and complete and correct copies of each License described on Schedule II have been delivered to the Agent. Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of Parent or any of its Subsidiaries or any of their affiliates in respect thereof. Each such License now existing, which is material to any Grantor's business, is the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms. To the knowledge of the Grantors, no default by Parent or any of its Subsidiaries or any other party has


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occurred under any License, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party. As to each License of Intellectual Property where Parent or any of its Subsidiaries is the licensee, Parent or such Subsidiary, as the case may be, is current in its payments under such Licenses, and has not failed to meet any minimum sales volumes, minimum royalty payments or other similar requirements necessary to maintain such party's rights, or the exclusivity thereof, under any such License.

            (k) The Grantors are and will be at all times the sole and exclusive owners of, or otherwise have and will have adequate rights in, the Collateral free and clear of any Lien except for (i) the Liens created by this Agreement and (ii) the Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except (A) such as may have been filed in favor of the Agent relating to this Agreement and (B) such as may have been filed to perfect or protect any Permitted Liens.

            (l) The exercise by the Agent of any of its rights and remedies hereunder in accordance with the terms of this Agreement will not contravene any applicable law compliance with which is material to the business of any Grantor or any contractual restriction binding on or otherwise affecting any Grantor or any of its properties where the contravention of such contractual restriction has or could reasonably be expected to have a Material Adverse Effect and will not result in or require the creation of any Lien (other than pursuant to this Agreement or the other Transaction Documents) upon or with respect to any of its properties.

            (m) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body, or any other Person, is required for (i) the grant by any Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral or
(ii) the exercise by the Agent of any of its rights and remedies hereunder, except (A) for the filing under the Code as in effect in the applicable jurisdiction of the financing statements described in Schedule V hereto, all of which financing statements when duly filed will be in full force and effect, or such other filings as may be provided for under the laws of a jurisdiction outside of the United States of America as to those Grantors organized under the laws of such jurisdictions, (B) with respect to the perfection of the security interest created hereby in the United States Intellectual Property, for the filing under the Code as in effect in the applicable jurisdiction of the financing statements described in Schedule V hereto and for the recording of the appropriate Assignment for Security, substantially in the form of Exhibit A hereto in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (C) with respect to the perfection of the security interest created hereby in foreign Intellectual Property and Licenses, for registrations, filings and notifications in jurisdictions located outside of the United States of America and covering rights in such jurisdictions relating to the Intellectual Property and Licenses in accordance with the laws of the applicable jurisdiction, (D) with respect to the perfection of the security interest created hereby in motor vehicles for which the title to such motor vehicles (including, without limitation, all trucks, trailers, tractors, service vehicles, automobiles and other mobile equipment) is governed by a certificate of title or ownership (collectively, the "MOTOR VEHICLES"), for the submission of an appropriate application requesting that the Lien of the Agent be noted on the certificate of title or ownership, completed and authenticated by the applicable Grantor, together with the certificate of title, with respect to each Motor Vehicle, to the appropriate state agency, (E) with respect to the perfection of the security interest created by any Pledge Agreement over Capital Stock, for the registrations, filings and notifications of the relevant Pledge Agreement in accordance with the laws of the applicable jurisdiction, (F) with respect to any action that may be necessary to obtain control in Collateral described in Sections 5(i) and 5(k) hereof and item (E) of the present paragraph, the taking of such actions, (G) the taking possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral or such assets being taken into possession by an agent or bailee for the benefit of Agent, and (H) generally, with respect to the perfection and enforcement of the security interest created herein, any actions and formalities as described in the other Transaction Documents.

            (n) This Agreement creates in favor of the Agent for the benefit of itself and the Noteholders a legal, valid and enforceable security interest in the Collateral, as security for the Obligations. The Agent's having possession of all Instruments, Documents and Chattel Paper and cash constituting Collateral and obtaining control of all Collateral described in Sections 5(i) and 5(k) hereof from time to time, the recording of the appropriate Assignment for Security executed pursuant hereto in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, the submission of an appropriate application requesting that the Lien of the Agent be noted on the certificate of title or ownership, completed and authenticated by the applicable Grantor, together with the certificate of title or ownership, with respect to such Motor Vehicles, to the applicable state agency, and the filing of the financing statements described in Schedule V hereto and, with respect to the Intellectual Property hereafter existing and not covered by an appropriate Assignment for Security, the recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, of appropriate instruments of assignment, result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which any Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to the Permitted Liens and the taking of actions described in this Section 4(n). No Grantor holds any Commercial Tort Claims in respect of which a claim has been filed in a court of law or a written notice by an attorney has been given to a potential defendant or is aware of any such pending claims, except for such claims described in Schedule VI. Such recordings and filings and all other action necessary or desirable to perfect and protect such security interest have been duly taken, except for (i) the Agent's having possession of Instruments, Documents and Chattel Paper and cash constituting Collateral that may come into existence after the date hereof, (ii) the Agent obtaining control of any Collateral described in Sections 5(i) and 5(k) of this Agreement coming into existence after the date hereof and (iii) the other filings, recordations and actions described in Section 4(m) hereof.

      SECTION 5. COVENANTS AS TO THE COLLATERAL. Unless and until the Obligations have been paid in full and subject to the terms of the Intercreditor Agreement (as defined in Section 11(n) of this Agreement), each Grantor will, unless Agent or Required Noteholders shall otherwise consent in writing:

            (a) FURTHER ASSURANCES. Each Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or appropriate or that the Agent may request in order to (i) perfect and protect the security interest purported to be created hereby subject to the terms hereof; (ii) enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the

Collateral; or (iii) otherwise effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously all Chattel Paper and each License and, at the request of the Agent, each of its Records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such Chattel Paper, License or Collateral is subject to the security interest created hereby, (B) if any Account shall be evidenced by Promissory Notes or other Instruments or Chattel Paper, delivering and pledging to the Agent hereunder such Promissory Notes, Instruments or Chattel Paper, duly endorsed and accompanied by executed instruments of transfer or collateral assignment, all in form and substance satisfactory to the Agent, except for any Promissory Note, Instrument or Chattel Paper which is for a principal amount of less than $25,000, provided, that, (1) the aggregate outstanding principal amount of all such Promissory Notes, Instruments and Chattel Paper which are not delivered to Agent shall not at any time exceed $250,000 and (2) at any time a Default or Event of Default shall exist or have occurred, all of such Promissory Notes, Instruments and Chattel Paper shall be promptly delivered to Agent upon its request. (C) executing and filing (to the extent, if any, that such Grantor's signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Agent may request in order to perfect and preserve the security interest purported to be created hereby, (D) furnishing to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail, (E) if any Collateral in excess of $25,000 shall be in the possession of a third party, notifying such Person of the Agent's security interest created hereby and obtaining a written acknowledgment from such Person that such Person holds possession of the Collateral for the benefit of the Agent, which such written acknowledgement shall be in form and substance satisfactory to the Agent, (F) if at any time after the date hereof any Grantor acquires or holds any Commercial Tort Claim, upon the commencement of an action, suit or proceeding with respect to such Commercial Tort Claim, immediately notifying the Agent in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Agent, (G) if requested by the Agent, causing the Agent to be listed as the lien holder, for the benefit of itself and the Noteholders, on each certificate of title or ownership with respect to each Motor Vehicle or other item of Equipment subject to a certificate of title or ownership (other than a Motor Vehicle or item of Equipment that is subject to a purchase money security interest permitted by Section 6.02(a) of the Loan Agreement and a Motor Vehicle having a fair market value of not more than $50,000) and within 15 days of such request deliver evidence of the same to the Agent, and (H) taking all actions required by any relevant version of the Code or by other law, as applicable, or by other law as applicable in any foreign jurisdiction.

            (b) LOCATION OF EQUIPMENT AND INVENTORY.

                  (i) Each Grantor will keep the Equipment and Inventory (other than used Equipment and Inventory sold in the ordinary course of business in accordance with Section 5(g) hereof and Equipment and Inventory sold as part of a Permitted Disposition subject to the conditions specified in Section 6.02(c) of the Loan Agreement) at the locations specified therefor in Section 4(g) hereof or any of the locations of Equipment and Inventory otherwise permitted under Section 4(g) hereof or, upon not less than thirty (30) days' prior written notice to the Agent accompanied by a new Schedule III hereto indicating each new location of the Equipment and

Inventory, at such other locations in the continental United States of America or, in connection with the business and operations of any Grantor organized under the laws of a jurisdiction outside of the United States of America, outside the continental United States of America as the Grantors may elect (but within the jurisdiction in which such Grantor is organized), PROVIDED THAT, subject to the terms hereof with respect to Motor Vehicles, other than with respect to Equipment and Inventory described in Section 4(g), (A) all action has been taken to grant to the Agent a perfected, first priority security interest in such Equipment and Inventory (subject only to Permitted Liens), and (B) the Agent's rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Equipment and Inventory, are not adversely affected thereby.

                  (ii) No Grantor shall remove any Equipment or Inventory from the locations set forth or permitted herein, except (A) to move Inventory or Equipment directly from one location set forth or permitted herein to another such location, (B) Inventory shipped from the manufacturer thereof or the applicable vendor selling such Inventory to such Grantor which is in transit to the locations set forth or permitted herein, (C) to the extent necessary to have any Equipment repaired or maintained in the ordinary course of its business or
(D) the movement of motor vehicles or other titled Equipment used by or for the benefit of any Grantor in the ordinary course of business.

            (c) CONDITION OF EQUIPMENT. Each Grantor will maintain or cause the Equipment necessary to the conduct of its business, as conducted as of the date hereof or projected to be conducted from time to time, to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Agent may reasonably request for such purpose unless (i) Grantor decides in its reasonable business judgment that such Equipment is obsolete or that such repairs, replacements or other improvements are not feasible or desirable given the value of such Equipment such Grantor's business plan or strategy or the current operations of such Grantor or (ii) the failure to so repair, replace or improve upon such Equipment would not have a Material Adverse Effect. Each Grantor will promptly furnish to the Agent a statement describing in reasonable detail any such loss or damage in excess of $250,000 per occurrence to any Equipment.

            (d) TAXES, ETC. Each Grantor jointly and severally agrees to pay promptly when due, after giving effect to all applicable extensions, all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

            (e) INSURANCE.

                  (i) Each Grantor will, at its own expense, maintain insurance (including, without limitation, comprehensive general liability and property insurance) with respect to the

Equipment and Inventory in such amounts, against such risks, in such form and with responsible and reputable insurance companies or associations as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event, in amount, adequacy and scope reasonably satisfactory to the Agent. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent and the Grantors as their respective interests may appear, and each policy for property damage insurance shall provide for all losses to be adjusted with, and paid directly to, the Agent for the benefit of itself and the Noteholders. Each such policy shall in addition (A) name the Agent as an additional insured party thereunder (without any representation or warranty by or obligation upon the Agent) as its interests may appear, (B) contain an agreement by the insurer that any loss thereunder shall be payable to the Agent notwithstanding any action, inaction or breach of representation or warranty by any Grantor, (C) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto and (D) provide that at least ten
(10) days' prior written notice of the exercise of any right of cancellation as a result of the failure to pay premiums shall be given to the Agent by the insurer and otherwise at least thirty (30) days' prior written notice of cancellation, lapse, expiration or other adverse change shall be given to the Agent by the insurer. Upon the request of the Agent, each Grantor will deliver to the Agent original or duplicate policies of such insurance, with the loss payable and additional insured endorsement in favor of the Agent and such other Persons as the Agent may designate from time to time. A report of a reputable insurance broker with respect to such insurance shall be delivered as often as the Agent may reasonably request. Each Grantor will also, at the request of the Agent, execute and deliver instruments of assignment of such insurance policies assigning such policies to the Agent as security for the Obligations and cause the respective insurers to acknowledge notice of such assignment.

                  (ii) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 5(e) shall be paid in the manner set forth in Section 3.03 of the Senior Loan Agreement. In the case of any loss involving damage to Equipment, Inventory or other Collateral, any proceeds of insurance maintained by a Grantor pursuant to this Section 5(e) shall be paid in the manner set forth in Section 3.03 of the Senior Loan Agreement. Such Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment, Inventory or other Collateral.

                  (iii) All insurance payments in respect of any Collateral shall be paid in the manner set forth in the Notes.

            (f) PROVISIONS CONCERNING THE ACCOUNTS AND THE LICENSES.

                  (i) No Grantor shall change (A) its name, identity or organizational structure; PROVIDED, THAT, Parent may change its name to "Summit Global Logistics Inc." within forty five (45) days after the date hereof or (B) its jurisdiction of incorporation as set forth in Section 4(b) hereto. Each Grantor shall (1) immediately notify the Agent upon obtaining an organizational identification number, if on the date hereof such Grantor did not have such identification number, and (2) keep adequate records concerning the Accounts and Chattel Paper and permit representatives of the Agent pursuant to the terms of the Notes to inspect and make abstracts from such Records and Chattel Paper.

                  (ii) Each Grantor will, except as otherwise provided in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Accounts in accordance with its customary business practices and subject to the terms of the Transaction Documents. In connection with such collections, each Grantor may (and, after the occurrence and during the continuance of an Event of Default, at the Agent's direction, will) take such action as such Grantor or the Agent, as the case may be, may deem necessary or advisable to enforce collection or performance of the Accounts ; PROVIDED, HOWEVER, that the Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Accounts of the assignment of such Accounts to the Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Agent or its designated agent and, upon such notification and at the expense of such Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof. After receipt by any Grantor of a notice from the Agent that the Agent has notified, intends to notify, or has enforced or intends to enforce a Grantor's rights against the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent, in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (1) held in a Deposit Account or Securities Account over which the Agent has control in accordance with Section 5(i) so long as no Event of Default shall have occurred and be continuing or (2) if an Event of Default shall have occurred and be continuing, applied as specified in Section 7(b) hereof, and (B) such Grantor will not adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon. In addition, upon the occurrence and during the continuance of an Event of Default, the Agent may in its sole and absolute discretion direct any or all of the banks and financial institutions with which any Grantor either maintains a Deposit Account or a lockbox or deposits the proceeds of any Accounts to send immediately to the Agent by wire transfer (to such account as the Agent shall specify, or in such other manner as the Agent shall direct) all or a portion of such securities, cash, investments and other items held by such institution. Any such securities, cash, investments and other items so received by the Agent shall (in the sole and absolute discretion of the Agent) be held as additional Collateral for the Obligations or distributed in accordance with Section 7 hereof.

                  (iii) Upon the occurrence and during the continuance of any breach or default under any License referred to in Schedule II hereto by any party thereto other than a Grantor, which has or could reasonably be expected to have a Material Adverse Effect, (A) the Grantors will, promptly after obtaining knowledge thereof, give the Agent written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto, (B) no Grantor will, without the prior written consent of the Agent, declare or waive any such breach or default or affirmatively consent to the cure thereof or exercise any of its remedies in respect thereof, and (C) each Grantor will, upon written instructions from the Agent and at such Grantor's expense, take such action as the Agent may deem necessary or advisable in respect thereof.

                  (iv) Each Grantor will, at its expense, promptly, and in any event within five (5) days after receipt, deliver to the Agent a copy of each material notice or other material communication received by it by which any other party to any License referred to in Schedule II hereto purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by such Grantor thereto.

                  (v) Each Grantor will exercise promptly and diligently each and every material right which it may have under each License referred to in
Schedule II in accordance with reasonable and sound business practice (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each License and will take all action necessary to maintain such Licenses in full force and effect, the exercise, performance, observance or taking of which is material to the business of any Grantor. No Grantor will, without the prior written consent of the Agent, cancel, terminate, amend or otherwise modify in any material respect, or waive any provision of, any License referred to in Schedule II hereto which is material to the business of any Grantor.

            (g) TRANSFERS AND OTHER LIENS.

                  (i) Except to the extent expressly permitted by the Notes or approved by the Senior Agent (as defined in the Intercreditor Agreement (as defined in Section 11(n) hereof)) in accordance with Section 2.5 of the Intercreditor Agreement, no Grantor will sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any of the Collateral.

                  (ii) Except to the extent expressly permitted by the Notes, no Grantor will create, suffer to exist or grant any Lien upon or with respect to any Collateral.

            (h) INTELLECTUAL PROPERTY.

                  (i) If applicable, each Grantor has duly executed and delivered the applicable Assignment for Security in the form attached hereto as Exhibit A. Each Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the Intellectual Property necessary for the conduct of its business, as currently conducted as of the date hereof or projected to be conducted from time to time, in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force, free from any claim of abandonment for non-use, and no Grantor will (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any such Intellectual Property may become invalidated; PROVIDED, THAT, no Grantor shall have an obligation to use or to maintain any such Intellectual Property
(A) that relates solely to any product or work, that has been, or is in the process of being, discontinued, abandoned or terminated, (B) whose full term has expired without possibility of renewal or (C) that is substantially the same as another Intellectual Property that is in full force and effect, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement. Each Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the Intellectual Property necessary for the conduct of its business, as currently conducted as of the date hereof or projected to be conducted from time to time (other than the Intellectual Property described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees.

                  (ii) If any Intellectual Property necessary for the conduct of its business, as currently conducted as of the date hereof or projected to be conducted from time to time, is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantors shall (A) upon learning of such infringement, misappropriation, dilution or other violation, promptly notify the Agent and (B) promptly attempt to cause such infringement to cease including, where reasonably necessary, sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as the Grantors shall deem appropriate under the circumstances to protect such Intellectual Property.

                  (iii) As Agent may reasonably request, each Grantor shall furnish to the Agent from time to time (but, unless an Event of Default has occurred and is continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Intellectual Property and Licenses necessary for the conduct of its business, as currently conducted as of the date hereof or projected to be conducted from time to time, and such other reports in connection with such Intellectual Property and Licenses, all in reasonable detail, and following receipt by the Agent of any such statements, schedules or reports, promptly upon request of Agent, the Grantors shall modify this Agreement by amending Schedule II hereto to include any Intellectual Property and License necessary for the conduct of its business, as currently conducted as of the date hereof or projected to be conducted from time to time, as the case may be, which becomes part of the Collateral under this Agreement. Each Grantor shall execute and authenticate such documents and do such acts as shall be necessary or, in the judgment of the Agent, desirable to subject such Intellectual Property and Licenses to the Lien and security interest created by this Agreement. Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, no Grantor may abandon or otherwise permit any such Intellectual Property to become invalid without the prior written consent of the Agent, and if any such Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantors will take such action as the Agent shall deem appropriate under the circumstances to protect such Intellectual Property.

                  (iv) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or in any similar office or agency of the United States of America or any country or any political subdivision thereof unless it gives the Agent prior written notice thereof. Upon request of the Agent, each Grantor shall execute, authenticate and deliver any and all collateral assignments, agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent's security interest hereunder in such Intellectual Property and the General Intangibles of such Grantor relating thereto or represented thereby, and each

Grantor hereby appoints the Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the Obligations are paid in full and the Transaction Documents are terminated.

                  (v) Each applicable Grantor shall, concurrently with the execution and delivery of this Agreement, execute and deliver to Agent five (5) originals of a Special Power of Attorney in the form of Exhibit B hereto for the implementation of the assignment, sale or other disposition of the Intellectual Property pursuant to Agent's exercise of the rights and remedies granted to Agent hereunder.

            (i) DEPOSIT, COMMODITIES AND SECURITIES ACCOUNTS.

            (i) As promptly as practicable, but in no event later than 45 days after the date hereof, except as otherwise provided in the last sentence of this
Section 5(i), each Grantor shall cause each of its Deposit Accounts at Bank of America, N.A. to be subject to a control agreement in favor of the Agent in form and substance reasonably satisfactory to the Agent that enables the Agent to obtain control thereof within the meaning of Section 9-104 of the UCC (subject to the security interest under the Senior Loan Documents) and (ii) if funds are transferred to the Senior Agent to hold as cash collateral pursuant to Section 6.01(t)(ix) of the Senior Loan Agreement, Parent shall cause the Agent to have a perfected security interest in such cash collateral (subject only to the security interest of the Senior Agent). Except as otherwise provided in the last sentence of this Section 5(i), Grantor shall use commercially reasonable efforts to cause each Commodity Account or Securities Account of such Grantor to be subject to an agreement in form and substance reasonably satisfactory to the Agent that provides Agent with control within the meaning of Section 9-106 of the UCC of such Commodity Account or Securities Account (subject to the security interest under the Senior Loan Documents). No Grantor shall open or maintain any Deposit Account, Commodity Account or Securities Account that is not in compliance with the Transaction Documents. Grantors shall obtain a control agreement in favor of the Agent in form and substance reasonably satisfactory to Agent for each Deposit Account; except that Grantors shall not be required to obtain control agreements for (aa) Deposit Accounts for which the Agent is the customer, (bb) Deposit Accounts specifically and exclusively used for petty cash so long as the aggregate balance of the funds on deposit in all of such petty cash Deposit Accounts shall not exceed $250,000 at any time and no Default or Event of Default shall exist or have occurred and be continuing, (cc) Deposit Accounts specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Grantor's employees, or (dd) the other Deposit Accounts listed on Schedule IV hereto that are not at Bank of America; PROVIDED, THAT, as to any such Deposit Accounts not at Bank of America, (x) the applicable Grantor shall, prior to November 30, 2006, cause to be manually transferred on a weekly basis, and thereafter, such manual transfers shall occur every other business day, all funds deposited in or credited to such Deposit Accounts to the Concentration Account (as defined in the Senior Loan Agreement) (or, after the Senior Debt has been Paid in Full (as each such term is defined in the Intercreditor Agreement), as the Agent may direct) and (y) such Deposit Accounts shall be closed on or before December 31, 2006 and (ee) any other Deposit Accounts excluded from the requirements of this paragraph 5(i) in the sole discretion of the Agent.

            (j) MOTOR VEHICLES.

                  (i) If requested by the Agent, each Grantor shall deliver to the Agent originals of the certificates of title or ownership for all Motor Vehicles owned by it with the Agent listed as lienholder, for the benefit of the Noteholders; PROVIDED that the Agent shall not be required to be listed as the lienholder if (A) a Motor Vehicle is subject to a purchase money security interest permitted by the Note or (B) a Motor Vehicle has a fair market value of not more than $50,000.

                  (ii) Each Grantor hereby appoints the Agent as its attorney-in-fact, effective the date hereof and terminating upon the termination of the Transaction Documents and the Obligations being paid in full, for the purpose of (A) executing on behalf of such Grantor title or ownership applications for filing with appropriate state agencies to enable Motor Vehicles now owned or hereafter acquired by such Grantor to be retitled and the Agent listed as lienholder thereof in accordance with Section 5(j)(i) hereof, (B) filing such applications with such state agencies, and (C) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Grantor as the Agent may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, for the purpose of creating in favor of the Agent a perfected Lien on the Motor Vehicles and exercising the rights and remedies of the Agent hereunder). This appointment as attorney-in-fact is coupled with an interest and is irrevocable until all of the Obligations are paid in full and the Transaction Documents are terminated.

                  (iii) Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each Motor Vehicle covered thereby.

                  (iv) So long as no Event of Default shall have occurred and be continuing, upon the request of any Grantor, the Agent shall execute and deliver to such Grantor such instruments as such Grantor shall reasonably request to remove the notation of the Agent as lienholder on any certificate of title for any Motor Vehicle; PROVIDED THAT any such instruments shall be delivered, and the release effective, only upon receipt by the Agent of a certificate from such Grantor, stating that the Motor Vehicle, the Lien on which is to be released, is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss), the amount that such Grantor will receive as sale proceeds or insurance proceeds and whether or not such sale proceeds or insurance proceeds are required by the Senior Loan Documents to be paid to the Senior Agent to be applied to the obligations under the Senior Loan Agreement and, to the extent required by the Senior Loan Documents, any proceeds of such sale or casualty loss shall be paid to the Senior Agent hereunder to be applied to the obligations under the Senior Loan Agreement then outstanding.

            (k) CONTROL. Each Grantor hereby agrees to take any or all action that may be necessary or desirable promptly upon request of the Agent and subject to the Loan Agreement in order for the Agent to obtain control in accordance with Sections 9-105 through and including 9-107 of the Code with respect to the following Collateral: (i) Electronic Chattel Paper with a value in excess of $25,000, (ii) Investment Property with a value in excess of $25,000 and (iii) Letter-of-Credit Rights with a value in excess of $25,000.

            (l) INSPECTION AND REPORTING. Each Grantor shall permit the Agent and representative of Agent and any Noteholder at any time and from time to time during normal business hours upon prior notice to such Grantor so long as no Default or Event of Default shall exist or have occurred and be continuing and at any time without notice at any time a Default or an Event of Default shall exist or have occurred and be continuing, no more than two (2) times in any twelve (12) month period so long as no Default or Event of Default shall exist or have occurred and be continuing, but otherwise as the Agent may request, at the reasonable expense of such Grantor, (i) to examine and make copies of and abstracts from such Grantor's records and books of account, (ii) to visit and inspect its properties, (iii) to verify materials, leases, notes, accounts receivable, deposit accounts and its other assets, (iv) to conduct audits, physical counts, valuations, appraisals, Phase I and Phase II Environmental Site Assessments or examinations at the locations of such Grantor and (v) to discuss such Grantor's affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives. In furtherance of the foregoing, each Grantor hereby authorizes its independent accountants to discuss the affairs, finances and accounts of such Grantor (independently or together with representatives of Grantor) with Agent and representative of any Noteholder in accordance with this Section 5(l).

      SECTION 6. ADDITIONAL PROVISIONS CONCERNING THE COLLATERAL.

            (a) Each Grantor hereby (i) authorizes the Agent to file, one or more financing or continuation statements, and amendments thereto, relating to the Collateral and (ii) ratifies such authorization to the extent that the Agent has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            (b) Each Grantor hereby irrevocably appoints the Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of a Grantor under Section 5 hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Agent for the benefit of itself and Noteholders pursuant to Section 5(e) hereof, (ii) upon the occurrence and during the continuation of any Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or
(ii) above, (iv) upon the occurrence and during the continuation of any Event of Default, to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Agent and the Noteholders with respect to any Collateral, and (v) upon the occurrence and during the continuation of any Event of Default, to execute assignments, licenses and other documents to enforce the rights of the Agent and the Noteholders with respect to any Collateral. This power is coupled with an interest and is irrevocable until all of the Obligations are paid in full and the Transaction Documents are terminated.

            (c) For the purpose of enabling the Agent to exercise rights and remedies hereunder, at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, assign, license or sublicense any Intellectual Property now owned or hereafter acquired by any Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Securities Purchase Agreement and the Notes that limit the right of any Grantor to dispose of its property, and Section 5(g) and Section 5(h) hereof, so long as no Event of Default shall have occurred and be continuing, any Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business or as the Senior Agent (as defined in the Intercreditor Agreement (as defined in Section 11(n) hereof)) may approve in accordance with Section 2.05 of the Intercreditor Agreement. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Agent shall from time to time, upon the request of a Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Grantor shall have certified are appropriate (in such Grantor's judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Intellectual Property). Further, on the date the Obligations have been paid in full and the Transaction Documents have been terminated, the Agent (subject to Section 10(e) hereof) shall release and reassign to the Grantors all of the Agent's right, title and interest in and to the Intellectual Property, and the Licenses, all without recourse, representation or warranty whatsoever. The exercise of rights and remedies hereunder by the Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by any Grantor in accordance with the terms of the Transaction Documents. Each Grantor hereby releases the Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Agent's gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

            (d) If any Grantor fails to perform any agreement contained herein, upon five (5) days written notice to such Grantor so long as no Default or Event of Default shall exist or have occurred and be continuing, but otherwise without any notice to any Grantor, the Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Agent, and the expenses of the Agent incurred in connection therewith shall be jointly and severally payable by the Grantors pursuant to Section 8 hereof and shall be secured by the Collateral.

            (e) The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

            (f) Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Agent of any of its rights hereunder shall not release any Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral (except as expressly set forth in Section 6(e) hereof), nor shall the Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      SECTION 7. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing and subject to the terms of the Intercreditor
Agreement:

            (a) The Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may
(i) take absolute control of the Collateral for the benefit of itself and the Noteholders, including, without limitation, transfer into the Agent's name or into the name of its nominee or nominees (to the extent the Agent has not theretofore done so) and thereafter receive, for the benefit of itself and the Noteholders all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place or places to be designated by the Agent that is reasonably convenient to both parties, and the Agent may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Agent's rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least ten (10) days' notice to a Grantor of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale or other disposition of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Agent and the Noteholders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree, and waives all rights that such Grantor may have to require that all or any part of the Collateral be marshalled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that (i) any such sale of the Collateral by the Agent shall be made without warranty, (ii) the Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like (but will provide a copy of this Agreement to any prospective purchaser who requests such information), and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely effect the commercial reasonableness of any such sale of the Collateral. In addition to the foregoing,
(i) upon written notice to any Grantor from the Agent, each Grantor shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (ii) the Agent may, at any time and from time to time, upon ten (10) days' prior notice to any Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (iii) the Agent may, at any time, pursuant to the authority granted in Section 6 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of a Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

            (b) Any cash held by the Agent as Collateral and all Cash Proceeds received by the Agent in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 8 hereof) in whole or in part by the Agent against, all or any part of the Obligations in such order as the Agent shall elect, consistent with the provisions of the Transaction Documents. Any surplus of such cash or Cash Proceeds held by the Agent and remaining after the Obligations have been paid in full and the Transaction Documents are terminated shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

            (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Agent and the Noteholders are legally entitled, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Transaction Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Agent to collect such deficiency.

            (d) Each Grantor hereby acknowledges that if the Agent complies with any applicable state or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely effect the commercial reasonableness of any sale or other disposition of the Collateral.

            (e) The Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Agent's rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that any Grantor lawfully may, such Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

      SECTION 8. INDEMNITY AND EXPENSES.

            (a) Each Grantor jointly and severally agrees to defend, protect, indemnify and hold the Agent harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, reasonable legal fees, costs, expenses, and disbursements of Agent's counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, damages, losses, liabilities, obligations, penalties, fees, costs or expenses resulting solely and directly from the Agent's gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

            (b) The Grantors will upon demand pay to the Agent the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Agent and of any experts and agents (including, without limitation, the Administrative Agent and any collateral trustee which may act as agent of the Agent), which the Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

      SECTION 9. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to a Grantor, to its address specified in Section 9(f) of the Securities Purchase Agreement or as otherwise specified next to such Grantor's signature below and if to the Agent, to it at its address specified in Section 9(f) of the Securities Purchase Agreement; or as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective as set forth in the Loan Agreement.

      SECTION 10. SECURITY INTEREST ABSOLUTE. All rights of the Agent and the Noteholders, all Liens and all obligations of each of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Loan Agreement, any other Transaction Document or any other agreement or instrument relating thereto, (b) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Notes or any other Transaction Document, (c) any exchange or release of, or non-perfection of any Lien on any Collateral except to the extent of any such release, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any of the Grantors in respect of the Obligations other than payment in full of all such Obligations. All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.

      SECTION 11. MISCELLANEOUS.

            (a) AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement shall be effective unless it is in writing and signed by each Grantor and the Agent, and no consent to any departure by any Grantor from any provision of this Agreement, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            (b) NO WAIVERS; REMEDIES, ETC. No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder or under any other Transaction Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent or any Noteholder provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent or any Noteholder under any Transaction Document against any party thereto are not conditional or contingent on any attempt by Agent and the Noteholders to exercise any of their respective rights under any other Transaction Document against such party or against any other Person, including but not limited to, any Grantor.

            (c) SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            (d) BINDING EFFECT OF THIS AGREEMENT; ASSIGNMENTS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the date the Obligations shall have been paid in full and the Transaction Documents have been terminated and (ii) be binding on each Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Agent and the Noteholders hereunder, to the benefit of the Agent and the Noteholders and their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to the Grantors, the Agent and the Noteholders may assign or otherwise transfer their rights and obligations under this Agreement and any other Transaction Document, to any other Person (to the extent permitted by the Notes) and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Agent and the Noteholders herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Agent or any such Noteholder shall mean the assignee of the Agent or such Noteholder. None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent, and any such assignment or transfer without Agent's consent shall be null and void.

            (e) Upon the earlier to occur of the date the Obligations have been paid in full and the Transaction Documents have been terminated and the conversion of all of the then outstanding obligations under the Notes into the common stock of Parent in accordance with the Notes, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantors and (ii) the Agent will, at the Grantors' expense, except as otherwise required by applicable law, (A) return to any of the Grantors such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

            (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

            (g) PROCESS AGENTS. Each Grantor (collectively, the "Process Agent Entities") hereby irrevocably and unconditionally appoints Corporation Service Company, 80 State Street, Albany, NY 12207-2543 (the "Process Agent") as its agent to receive on behalf of such Process Agent Entity and its property service of copies of the summons and complaint and any other process which may be served in any such action, suit or proceeding, agrees that such service may be made by mailing (by certified or registered mail, postage prepaid and return receipt requested) or delivering a copy of such process to such Process Agent Entity in care of the Process Agent at the Process Agent's above address, irrevocably authorizes and directs the Process Agent to accept such service on its behalf and as an alternative method of service, irrevocably consents to the service of any and all process in any such action, suit or proceeding by the mailing of copies of such process to such Process Agent Entity at its address specified above such service to become effective ten (10) days after such mailing. The Agent hereby irrevocably appoints the Secretary of State of the State of New York as its agent for service of process in respect of any such action or proceeding and further irrevocably consents to the service of process out of any of the aforementioned courts and in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Secretary of State of the State of New York, such service to become effective ten (10) days after such mailing. Nothing herein shall affect the right of the Agent to service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Grantor in any other jurisdiction.

            (h) VENUE; CONSENT TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES OF AMERICA DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE GRANTORS HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY,

GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GRANTOR HEREBY IRREVOCABLY APPOINTS PROCESS AGENT AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ADMINISTRATIVE BORROWER AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 9(f) OF THE SECURITIES PURCHASE AGREEMENT AND TO THE PROCESS AGENT, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT AND THE NOTEHOLDERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GRANTOR IN ANY OTHER JURISDICTION. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GRANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS.

            (i) WAIVER OF JURY TRIAL, ETC. EACH GRANTOR (AND BY ITS ACCEPTANCE OF THIS AGREEMENT, THE AGENT) HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH GRANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR ANY NOTEHOLDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY AGENT OR ANY NOTEHOLDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH GRANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE NOTEHOLDERS ENTERING INTO THIS AGREEMENT.

            (j) LIMITATION OF REMEDIES OF GRANTOR. EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION, SUIT OR PROCEEDING REFERRED TO IN THIS SECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

            (k) SECTION HEADINGS. Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

            (l) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement.

            (m) JOINT AND SEVERAL. All of the obligations of the Grantors hereunder are joint and several. The Agent may, in its sole and absolute discretion, enforce the provisions hereof against any of the Grantors and shall not be required to proceed against all Grantors jointly or seek payment from the Grantors ratably. In addition, the Agent may, in its sole and absolute discretion, select the Collateral of any one or more of the Grantors for sale or application to the Obligations, without regard to the ownership of such Collateral, and shall not be required to make such selection ratably from the Collateral owned by all of the Grantors. The release or discharge of any Grantor by the Agent shall not release or discharge any other Grantor from the obligations of such Person hereunder.

            (n) INTERCREDITOR AGREEMENT. Reference is made to the Intercreditor and Subordination Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among Fortress Credit corp., as agent (the "Senior Agent") pursuant to the Senior Credit Agreement (as defined in the Intercreditor Agreement), the parties to the Senior Credit Agreements as lenders (the "Senior Lenders"), the Agent and the Buyers. Notwithstanding anything to the contrary herein, the Lien and security interest granted to the Agent, for the benefit of the Noteholders, pursuant to this Agreement and the exercise of any right or remedy by the Agent and the Noteholders hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any inconsistency or conflict between the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control. Until the Senior Debt is Paid in Full (as each such term is defined in the Intercreditor Agreement), with respect to any Collateral or proceeds of insurance or other assets that are required to be delivered to, or (with respect with electronic chattel paper, letter-of credit rights, commodity contracts and commodity accounts) subject to the control of, the Agent hereunder, a Grantor's obligation to deliver such Collateral, proceeds of insurance or other assets to the Agent, or to cause the Agent to have such control thereof, shall be satisfied if it is instead delivered to the possession of the Senior Agent, or subject to the control of the Senior Agent, subject to the terms of the Intercreditor Agreement.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                        GRANTORS:


                                        MARITIME LOGISTICS US HOLDINGS INC.

                                        By:_____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                        SUMMIT LOGISTICS INTERNATIONAL INC

                                        By:_____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                        SEAMASTER LOGISTICS INC.

                                        By:_____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                        AMERUSSIA SHIPPING COMPANY INC.

                                        By:_____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                        FMI INTERNATIONAL LLC

                                        By:_____________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                     [Signature Page to Security Agreement]

                                        FASHION MARKETING, INC.

                                        By:_____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                        FMI INTERNATIONAL CORP. (WEST)

                                        By:_____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                        FMI INTERNATIONAL CORP.

                                        By:_____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                        FREIGHT MANAGEMENT LLC

                                        By:_____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                        FMI TRUCKING, INC.

                                        By:_____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                        FMI EXPRESS CORP.

                                        By:_____________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                     [Signature Page to Security Agreement]

                                        CLARE FREIGHT, LOS ANGELES, INC.

                                        By:_____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                        TUG NEW YORK, INC.

                                        By:_____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                        TUG USA, INC. (formerly known as Dolphin
                                        US Logistics Inc)

                                        By:_____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                        AMR INVESTMENTS INC

                                        By:_____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                        FMI HOLDCO I, LLC

                                        By:_____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


                                        AEROBIC CREATIONS, INC.

                                        By:_____________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                     [Signature Page to Security Agreement]

                                        AGENT:

                                        LAW DEBENTURE TRUST COMPANY OF NEW YORK, as Agent for the Noteholders.

                                        By:_____________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                     [Signature Page to Security Agreement]

                                   SCHEDULE I

         LEGAL NAMES; ORGANIZATIONAL IDENTIFICATION NUMBERS; STATES OR
                          JURISDICTION OF ORGANIZATION

LEGAL NAME                   ORGANIZATIONAL ID                 JURISDICTION
----------                   -----------------                 ------------

                                   SCHEDULE II

                 INTELLECTUAL PROPERTY AND LICENSES; TRADENAMES

I. Trademarks

----------------------------------------------------------------------------------------------------------------------
                          County of              Registration
Trademark                 Registration           Number                  Registration Date      Expiration Date
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

II. Licenses

----------------------------------------------------------------------------------------------------------------------
Store Number              Address                Buyer                   Term                   Description
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

III. Tradenames

IV. Domain Names

                                   Sched. II-1

                                  SCHEDULE III

                              LOCATIONS OF GRANTORS

I. Owned Locations

                                      Description of Location (State if Location
                                      (i) contains Equipment, Fixtures, Goods or
                                      Inventory,
                                      (ii) is chief place of business and chief
                                      executive office, or
                                      (iii) contains Records concerning Accounts
LOCATION                              and originals of Chattel Paper)


II. Leased Locations

                                      Description of Location (State if Location
                                      (i) contains Equipment, Fixtures, Goods or
                                      Inventory,
                                      (ii) is chief place of business and chief
                                      executive office, or
                                      (iii) contains Records concerning Accounts
LOCATION                              and originals of Chattel Paper)


                                  Sched. III-1

                                   SCHEDULE IV

         DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND COMMODITIES ACCOUNTS

Name and Address
of Institution
Maintaining Account               Account Number               Type of Account
-------------------               --------------               ---------------


                                   Sched. IV-1

                                   SCHEDULE V

                           UCC-1 FINANCING STATEMENTS

            UCC-1 Financing Statements have been filed in the jurisdictions below against the Loan Parties:

--------------------------------------------------------------------------------
        Debtor                    Secured Party               Jurisdiction
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE VI

                             COMMERCIAL TORT CLAIMS


                                   Sched. VI-1

                                    EXHIBIT A

                       COLLATERAL ASSIGNMENT FOR SECURITY

                       [TRADEMARKS] [PATENTS] [COPYRIGHTS]

      WHEREAS, ____________________ (the "ASSIGNOR") [has adopted, used and is using, and holds all right, title and interest in and to, the trademarks and service marks listed on the annexed Schedule A, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the "TRADEMARKS")] [holds all right, title and interest in the letter patents, design patents and utility patents listed on the annexed Schedule A, which patents are issued or applied for in the United States Patent and Trademark Office (the "PATENTS")] [holds all right, title and interest in the copyrights listed on the annexed Schedule A, which copyrights are registered in the United States Copyright Office (the "COPYRIGHTS")];

      WHEREAS, the Assignor has collaterally assigned to [_______], in its capacity as agent (in such capacity, "ASSIGNEE") pursuant to the Securities Purchase Agreement (as hereinafter defined) acting for and on behalf of the Noteholders (as defined in the Security Agreement referred to below) and granted to the Assignee for the benefit of itself and the Noteholders a continuing security interest in all right, title and interest of the Assignor in, to and under the [Trademarks, together with, among other things, the good-will of the business symbolized by the Trademarks] [Patents] [Copyrights] and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof and any and all damages arising from past, present and future violations thereof (the "COLLATERAL"), as set forth in the Security Agreement, dated as of November 8, 2006, by and among Assignee, Assignor and certain of its affiliates (as the same may be amended, supplemented, restated or replaced, the "SECURITY AGREEMENT") to secure the payment, performance and observance of the Obligations (as defined in the Security Agreement);

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby pledge and collaterally assign unto the Assignee and grants to the Assignee for the benefit of itself and the Lenders a continuing security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

      The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

      The term "Securities Purchase Agreement" as used herein means the Securities Purchase Agreement, dated of even date herewith, by and among Maritime Logistics US Holdings Inc., Assignee, and each party listed as a "Buyer" on the Schedule of Buyers attached thereto (the "BUYERS"), as the same may be amended, supplemented, restated or replaced.

      Reference is made to the Intercreditor and Subordination Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT"), among Fortress Credit Corp., as agent (the "SENIOR AGENT") pursuant


                                    Exh. A-1
to the Senior Credit Agreement (as defined in the Intercreditor Agreement), the parties to the Senior Credit Agreement as lenders (the "SENIOR LENDERS"), the Agent and the Buyers. Notwithstanding anything to the contrary herein, the Lien and security interest granted to the Agent, for the benefit of the Noteholders, pursuant to this Agreement and the exercise of any right or remedy by the Agent and the Noteholders hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any inconsistency or conflict between the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control.

      IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of _____________ __, 20__.

                                             [GRANTOR]


                                             By:________________________________
                                                Name:___________________________
                                                Title:__________________________

STATE OF ______________
                        ss.:
COUNTY OF _____________

            On this ____ day of _______________, 20__, before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that s/he is the ________________ of _______________________________________, a
____________________, and that s/he executed the foregoing instrument in the firm name of _______________________________________, and that s/he had authority to sign the same, and s/he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

                                                     ___________________________


                                    Exh. A-2

                      SCHEDULE A TO ASSIGNMENT FOR SECURITY

[Trademarks and Trademark Applications]
[Patent and Patent Applications]
[Copyright and Copyright Applications]
Owned by ______________________________

                                    EXHIBIT B
                                       TO
                               SECURITY AGREEMENT

                            SPECIAL POWER OF ATTORNEY

STATE OF __________________ )
                            )  ss.:
COUNTY OF _________________ )

      KNOW ALL MEN BY THESE PRESENTS, that ("Debtor"), having an office at _______________________________________ hereby appoints and constitutes, severally, [_____________], as Agent ("Secured Party"), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Debtor in each case in accordance with the Security Agreement (as hereafter defined):

      1. Execution and delivery of any and all agreements, documents, instrument of assignment, or other papers which Secured Party, in its discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Debtor in and to any [trademarks and all registrations, recordings, reissues, extensions, and renewals thereof,] [patents and all applications, registrations and recordings related to the foregoing and all reissues, divisions continuations, extensions, and renewals thereof,] or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.

      2. Execution and delivery of any and all documents, statements, certificates or other papers which Secured Party, in its discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.

      This Power of Attorney is made pursuant to a Security Agreement, dated of even date herewith, between Debtor and Secured Party (the "Security Agreement") and is subject to the terms and provisions thereof. This Power of Attorney, being coupled with an interest, is irrevocable until all "Obligations", as such term is defined in the Security Agreement, are paid in full and the Security Agreement is terminated in writing by Secured Party.

Dated:  ___________, ____


                     ___________________________

                     By:________________________
                     Name:______________________
                     Title:_____________________

STATE OF __________________ )
                            )  ss.:
COUNTY OF _________________ )

      On this ____ day of ____________, ____, before me personally came ___________________, to me known, who being duly sworn, did depose and say, that he is the _________ of , the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                           _____________________________________
                                                       Notary Public